EXHIBIT 99



        Premier Auto Trust 1998-2 Structural and Collateral Materials

                                 $850,000,000

                          Premier Auto Trust 1998-2


                        CHRYSLER FINANCIAL CORPORATION
                             Seller and Servicer










                           COMPUTATIONAL MATERIALS











        The following 11 pages only may be distributed to potential purchasers

        The Computational Materials form MUST accompany every Computational Materials package.





                                                     BEAR, STEARNS & CO. INC.

        The information contained in the attached materials is referred to as the "Information".

        The attached Term Sheet has been prepared by Chrysler Financial Corporation ("CFC"). Neither Bear, Stearns & Co. Inc. ("Bear Stearns") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

        The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

        The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

        Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Bear Stearns Trading Desk at 212-272-4955.

        General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns by calling the telephone number listed above.

[Bear Sterns Logo]

        The information contained in the attached materials is referred to as the "Information".

        The attached Term Sheet has been prepared by Chrysler Financial Corporation ("CFC"). Neither Merrill Lynch, Pierce Fenner & Smith Incorporated ("Merrill Lynch") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

        The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

        The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

        Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitati on or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at 212-449-3659.

                    [EXCLUSIVELY FOR SALOMON BROTHERS INC]


                           Computational Materials

                  Premier Auto Trust 1998-2 Retail Auto ABS
                  -----------------------------------------

                 $850,000,000 Retail Auto Asset-Backed Notes

                        Chrysler Financial Corporation
                             Seller and Servicer


                $330,000,000 Class A-2 [ ]% Asset-Backed Notes $250,000,000 Class A-3 [ ]% Asset-Backed Notes $230,625,000 Class A-4 [ ]% Asset-Backed Notes
                 $39,375,000 Class B [ ]% Asset-Backed Notes




                                Computational
                                  Materials



Neither the Issuer of the Notes nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a prospectus and any investment decision with respect to the Notes should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. The Depositors have not prepared, reviewed or participated in the preparation hereof, are not responsible for the accuracy hereof and have not authorized the dissemination hereof. A final prospectus and prospectus supplement may be obtained by contacting the Salomon Smith Barney Syndicate Desk at (212) 783-3727.

        The information contained in the attached materials is referred to as the "Information".

        The attached Term Sheet has been prepared by Chrysler Financial Corporation ("CFC"). Neither Salomon Brothers Inc ("Salomon") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

        The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

        The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

        Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Salomon Smith Barney Syndicate Desk at 212-783-3727.

                          Premier Auto Trust 1998-2
             Chrysler Financial Corporation, Seller and Servicer

                             Subject to Revision

                       Term Sheet dated March 20, 1998

Issuer....................................  Premier Auto Trust 1998-2 (the
                                            "Trust" or the "Issuer").

The Notes.................................  (i) Class A-1 _____% Asset Backed
                                            Notes (the "Class A-1 Notes") in
                                            the aggregate initial principal
                                            amount of $200,000,000. The Class
                                            A-1 Notes are not being offered
                                            hereby;

                                            (ii) Class A-2 ____% Asset Backed
                                            Notes (the "Class A-2 Notes") in
                                            the aggregate initial principal
                                            amount of $330,000,000;

                                            (iii) Class A-3 _____% Asset
                                            Backed Notes (the "Class A-3
                                            Notes") in the aggregate initial
                                            principal amount of $250,000,000;

                                            (iv) Class A-4 _____% Asset
                                            Backed Notes (the "Class A-4
                                            Notes" and, together with the
                                            Class A-1 Notes, Class A-2 Notes
                                            and Class A-3 Notes, the "Class A
                                            Notes") in the aggregate initial
                                            principal amount of $230,625,000;
                                            and

                                            (v) Class B __% Asset Backed
                                            Notes (the "Class B Notes" and,
                                            together with the Class A Notes,
                                            the "Notes") in the aggregate
                                            initial principal amount of
                                            $39,375,000. The Class B Notes
                                            are subordinated to the Class A
                                            Notes to the extent described
                                            herein.

Terms of the Notes:

  A.  Distribution Dates..................  Payments of interest and principal on the Notes will be
                                            made on the sixth day of each
                                            month or, if any such day is not
                                            a Business Day, on the next
                                            succeeding Business Day (each, a
                                            "Distribution Date"), commencing
                                            April 6, 1998.

  B.  Interest Rates......................  The Notes will have fixed interest rates.

  C.  Interest............................  Interest on the outstanding principal amount of any Class of
                                            Notes, other than the Class A-1
                                            Notes, will accrue at the
                                            applicable Interest Rate from the
                                            Closing Date (in the case of the
                                            first Distribution Date) or from
                                            the sixth day of the month
                                            preceding the month of a
                                            Distribution Date to and
                                            including the fifth day of the
                                            month of such Distribution Date
                                            (each, an "Interest Accrual
                                            Period"). Interest on the
                                            outstanding principal amount of
                                            the Class A-1 Notes will accrue
                                            at the applicable Interest Rate
                                            from the Closing Date (in the
                                            case of the first Distribution
                                            Date) or from the most recent
                                            Distribution Date on which
                                            interest has been paid to but
                                            excluding the following
                                            Distribution Date (each, a "Class
                                            A-1 Interest Accrual Period").
                                            Interest on each class of Notes,
                                            other than the Class A-1 Notes,
                                            will be calculated on the basis
                                            of a 360-day year consisting of
                                            twelve 30-day months. Interest on
                                            the Class A-1



                                            Notes will be calculated on the
                                            basis of the actual number of
                                            days in the Class A-1 Interest
                                            Accrual Period divided by 360.
                                            The failure to pay interest on
                                            the Class B Notes will not be an
                                            Event of Default unless the Class
                                            A-4 Notes have been paid in full.

  D.  Principal...........................  Except during the Release Period described below under
                                            "Overcollateralization and
                                            Release of Initial
                                            Overcollateralization Amount",
                                            principal of the Notes will be
                                            payable on each Distribution Date
                                            in an amount equal to the
                                            Noteholders' Principal
                                            Distributable Amount for the
                                            calendar month (the "Collection
                                            Period") preceding such
                                            Distribution Date to the extent
                                            of funds available therefor. The
                                            "Noteholders' Principal
                                            Distributable Amount" will equal
                                            (i) the Regular Principal
                                            Distribution Amount plus (ii) the
                                            Accelerated Principal
                                            Distribution Amount. The "Regular
                                            Principal Distribution Amount"
                                            with respect to any Distribution
                                            Date will generally equal the
                                            amount of principal paid plus the
                                            principal balance of liquidated
                                            defaulted Receivables. The
                                            "Accelerated Principal
                                            Distribution Amount" with respect
                                            to a Distribution Date will equal
                                            the portion, if any, of the Total
                                            Distribution Amount for the
                                            related Collection Period that
                                            remains after payment of (a) the
                                            Servicing Fee (together with any
                                            portion of the Servicing Fee that
                                            remains unpaid from prior
                                            Distribution Dates), (b) the
                                            interest due on the Notes, (c)
                                            the Regular Principal
                                            Distribution Amount, and (d) the
                                            amount, if any, required to be
                                            deposited in the Reserve Account
                                            on such Distribution Date.

                                            During the Release Period, the
                                            principal of the Notes payable on
                                            each Distribution Date will equal
                                            the Release Period Noteholders'
                                            Principal Distributable Amount
                                            described below under
                                            "Overcollateralization and
                                            Release of Initial
                                            Overcollateralization Amount".

                                            No principal payments will be
                                            made (i) on the Class A-2 Notes
                                            until the Class A-1 Notes have
                                            been paid in full; (ii) on the
                                            Class A-3 Notes until the Class
                                            A-2 Notes have been paid in full;
                                            (iii) on the Class A-4 Notes
                                            until the Class A-3 Notes have
                                            been paid in full; or (iv) on the
                                            Class B Notes until the Class A-4
                                            Notes have been paid in full.

                                            The outstanding principal amount
                                            of the Class A-1 Notes, to the
                                            extent not previously paid, will
                                            be payable on the December 1998
                                            Distribution Date (the "Class A-1
                                            Final Scheduled Distribution
                                            Date"); the outstanding principal
                                            amount of the Class A-2 Notes, to
                                            the extent not previously paid,
                                            will be payable on the December
                                            2000 Distribution Date (the
                                            "Class A-2 Final Scheduled
                                            Distribution Date"); the
                                            outstanding principal amount of
                                            the Class A-3 Notes, to the
                                            extent not previously paid, will
                                            be payable on the January 2002
                                            Distribution Date (the "Class A-3
                                            Final Scheduled Distribution
                                            Date"); the outstanding principal
                                            amount of the Class A-4 Notes, to
                                            the extent not previously paid,
                                            will be payable on the December
                                            2002 Distribution Date (the
                                            "Class A-4 Final Scheduled
                                            Distribution Date"); and the
                                            outstanding principal amount of
                                            the Class B Notes, to the extent
                                            not previously paid,
                                            will be payable on the July 2004
                                            Distribution Date (the "Class B
                                            Final Scheduled Distribution
                                            Date").

  E.  Optional Redemption.................  The outstanding Class A-4 Notes and Class B Notes will be subject
                                            to redemption in whole, but not
                                            in part, on any Distribution Date
                                            by the Servicer when the Pool
                                            Balance shall have declined to
                                            10% or less of the Initial Pool
                                            Balance (as defined below).

Overcollateralization and Release
of Initial Overcollateralization
Amount....................................  The $1,097,269,604.07
                                            initial aggregate principal
                                            balance of the Receivables (the
                                            "Initial Pool Balance") as of
                                            March 18, 1998 (the "Cutoff
                                            Date") will exceed the
                                            $1,050,000,000.00 initial
                                            aggregate principal amount of the
                                            Notes (the "Initial Note
                                            Principal Balance") by an amount
                                            equal to $47,269,604.07 (the
                                            "Initial Overcollateralization
                                            Amount"), which is approximately
                                            4.5% of the Initial Note
                                            Principal Balance. Unless offset
                                            by losses on the Receivables or
                                            the release of cash during the
                                            Release Period as described
                                            below, the distribution of the
                                            Accelerated Principal
                                            Distribution Amount, if any, on a
                                            Distribution Date is expected to
                                            cause the aggregate principal
                                            amount of the Notes to decrease
                                            faster than the Pool Balance
                                            decreases, thereby increasing the
                                            Overcollateralization Amount. The
                                            "Overcollateralization Amount" in
                                            respect of a Distribution Date is
                                            equal to (a) the Pool Balance as
                                            of the end of the related
                                            Collection Period (the "Related
                                            Pool Balance") minus (b) the
                                            aggregate outstanding amount of
                                            Notes after giving effect to
                                            payments made on the Notes on
                                            such Distribution Date (the "Note
                                            Amount").

                                            Subject to the conditions set
                                            forth below, on each Distribution
                                            Date during the Release Period
                                            (as defined below), the amount of
                                            principal distributable on the
                                            Notes will be the Release Period
                                            Noteholders' Principal
                                            Distributable Amount rather than
                                            the Noteholders' Principal
                                            Distributable Amount. The
                                            "Release Period Noteholders'
                                            Principal Distributable Amount"
                                            shall equal, on any Distribution
                                            Date during the Release Period,
                                            the excess of (a) the Note Amount
                                            on such Distribution Date (prior
                                            to giving effect to any
                                            distributions on such
                                            Distribution Date) over (b) the
                                            product of (1) 95.0% and (2) the
                                            Related Pool Balance. On each
                                            Distribution Date during the
                                            Release Period, any portion of
                                            the Total Distributable Amount
                                            which remains after payment of
                                            (a) the Servicing Fee, (b) the
                                            Noteholders' Interest
                                            Distributable Amount, (c) the
                                            Release Period Noteholders'
                                            Principal Distributable Amount
                                            and (d) any amount required to
                                            increase the amount in the
                                            Reserve Account to the Specified
                                            Reserve Account Balance will be
                                            released to the Trust and then to
                                            Premier Receivables L.L.C. (the
                                            "Company") (such released amount
                                            being the "Cash Release Amount"
                                            or "Cash Release"). The
                                            cumulative amount of all Cash
                                            Releases during the Release
                                            Period shall not exceed the
                                            Initial Overcollateralization
                                            Amount.

                                            The release of cash to the Trust,
                                            and then to the Company, as
                                            described above is subject to the
                                            satisfaction of all of the
                                            following conditions:

                                            (1) no Cash Release will be
                                            permitted until the date (the
                                            "First Release Distribution
                                            Date") that is the later of:

                                                 (i) the Distribution Date
                                                 following the Distribution
                                                 Date on which the
                                                 Overcollateralization Amount
                                                 is at least equal to the

                                                 [Initial
                                                 Overcollateralization
                                                 Amount]

                                                 plus

                                                 [2% x (Related Pool Balance
                                                 for such preceding
                                                 Distribution Date

                                                 minus

                                                 Initial
                                                 Overcollateralization
                                                 Amount)]; and



                                                 (ii) the Distribution
                                                 Date following the
                                                 Distribution Date on
                                                 which the Class A-1
                                                 Notes have been repaid
                                                 in full;

                                            (2) the amount in the Reserve
                                            Account shall be equal to the
                                            applicable Specified Reserve
                                            Account Balance; and

                                            (3) the cumulative amount of the
                                            Cash Releases will not exceed the
                                            Initial Overcollateralization
                                            Amount.

                                            On the Distribution Date (the
                                            "Last Release Distribution Date")
                                            on which the cumulative amount of
                                            the Cash Releases equals the
                                            Initial Overcollateralization
                                            Amount, the amount of principal
                                            distributable to the Noteholders
                                            will be the Noteholders'
                                            Principal Distributable Amount
                                            less the Cash Release Amount
                                            released on such Distribution
                                            Date. On each Distribution Date
                                            thereafter, the full Noteholders'
                                            Monthly Principal Distributable
                                            Amount will be distributable as
                                            principal to the Noteholders. The
                                            "Release Period" is the period
                                            from the First Release
                                            Distribution Date to the Last
                                            Release Distribution Date. Any
                                            Cash Release released to the
                                            Company will not be available to
                                            make payments on the Notes.

Reserve Account...........................  The "Reserve Account" will be created with an initial deposit
                                            by Chrysler Financial Corporation
                                            ("CFC") on the Closing Date of
                                            cash or Eligible Investments
                                            having a value at least equal to
                                            $10,500,000.00 (the "Specified
                                            Reserve Account Amount"), which
                                            is 1.00% of the Initial Note
                                            Principal Balance. If the
                                            Overcollateralization Percentage
                                            at any time on or after the Last
                                            Release Distribution Date equals
                                            at least 7.75%, the Specified
                                            Reserve Account Balance will be
                                            $7,875,000.00 which is 0.75% of
                                            the Initial Note Principal
                                            Balance. The
                                            "Overcollateralization
                                            Percentage" in respect of a
                                            Distribution Date is the
                                            percentage derived from a
                                            fraction, the numerator of which
                                            is the Overcollateralization
                                            Amount for such Distribution date
                                            and the denominator of which is
                                            the Related Pool Balance.

                                            Funds will be withdrawn from the
                                            Reserve Account to cover any
                                            shortfalls in the amounts due to
                                            the Noteholders. On each
                                            Distribution

                                            Date, the Reserve Account will be
                                            reinstated up to the Specified
                                            Reserve Account Balance to the
                                            extent of the portion, if any, of
                                            the Total Distribution Amount
                                            remaining after payment of the
                                            Servicing Fee and the amounts due
                                            to the Noteholders.

                                            The "Pool Balance" at any time
                                            will represent the aggregate
                                            principal balance of the
                                            Receivables at the end of the
                                            preceding Collection Period,
                                            after giving effect to all
                                            payments received from Obligors
                                            and Purchase Amounts to be
                                            remitted by the Servicer or the
                                            Seller, as the case may be, all
                                            for such Collection Period, and
                                            all losses realized on
                                            Receivables liquidated during
                                            such Collection Period.

Priority of Payments;
Subordination of Class B Notes............  Collections in respect of the
                                            Receivables for each Collection
                                            Period will generally be applied
                                            in the following order of
                                            priority: (i) the Servicing Fee,
                                            together with any previously
                                            unpaid Servicing Fees, to the
                                            Servicer, (ii) interest on the
                                            Class A Notes, to the holders of
                                            the Class A Notes, (iii) interest
                                            on the Class B Notes, to the
                                            holders of the Class B Notes,
                                            (iv) the Regular Principal
                                            Distribution Amount (or, during
                                            the Release Period, the Release
                                            Period Noteholders' Principal
                                            Distributable Amount), in the
                                            priority set forth herein, to the
                                            applicable Noteholders, (v)
                                            amounts, if any, to the Reserve
                                            Account until it contains the
                                            Specified Reserve Account
                                            Balance, (vi) except during the
                                            Release Period, the Accelerated
                                            Principal Distribution Amount, to
                                            the applicable Noteholders, (vii)
                                            during the Release Period, the
                                            Cash Release Amount, to the
                                            Company, and (viii) the remaining
                                            balance, if any, to the Company.
                                            No principal payments will be
                                            made on the Class B Notes until
                                            the Class A Notes have been paid
                                            in full.

Rating of the Notes.......................  The Class A Notes will be rated in the highest investment rating
                                            category by at least two
                                            nationally recognized rating
                                            agencies. The Class B Notes will
                                            be rated at least in the "A"
                                            category or its equivalent by
                                            such rating agencies.

The Receivables Pool

           As of the Cutoff Date, each Receivable (i) had a principal balance of at least $300 and (ii) was not more than 30 days past due (an account is not considered past due if the amount past due is less than 10% of the scheduled monthly payment). As of the Cutoff Date, no Obligor on any Receivable was noted in the related records of the Seller as being the subject of a bankruptcy proceeding, and no Obligor on any Receivable financed a Financed Vehicle under the Seller's "New-Finance Buyer Plan" program. No selection procedures believed by the Seller to be adverse to Noteholders were used in selecting the Receivables.

           Set forth in the following tables is information concerning the composition, distribution by annual percentage rate ("APR") and the geographic distribution of the Receivables Pool as of the Cutoff Date.

                          Premier Auto Trust 1998-2
                     Composition of the Receivables Pool


  Weighted Average          Aggregate           Number of         Weighted          Weighted           Average
 APR of Receivables     Principal Balance      Receivables         Average           Average          Principal
                                                               Remaining Term     Original Term        Balance
---------------------  --------------------  ----------------  ----------------  ----------------  -----------------
       9.13%            $1,097,269,604.07        68,652         57.35 months      58.75 months        $15,983.07

           Approximately 74.92% of the aggregate principal balance of the Receivables, constituting 67.18% of the number of the Receivables, represent new vehicles, and approximately 25.08% of the aggregate principal balance of the Receivables, constituting 32.82% of the number of the Receivables, represent used vehicles. Approximately 84.99% of the aggregate principal balance of the Receivables represent vehicles manufactured or distributed by Chrysler and approximately 15.01% of the Initial Pool Balance represents financing of vehicles manufactured or distributed by vehicle manufacturers other than Chrysler. All of the Receivables are Simple Interest Receivables.



                          Premier Auto Trust 1998-2
                 Distribution by APR of the Receivables Pool


-------------------------------------------      -------------        -----------------      ---------------------
                                                    Number of            Aggregate           Percent of Aggregate
                 APR Range                         Receivables        Principal Balance       Principal Balance(1)
-------------------------------------------      --------------       -----------------       --------------------
0.00% to 5.00%..............................               8,902         $146,195,801.76              13.3%

5.01% to 6.00%..............................               5,693          129,528,556.81              11.8

6.01% to 7.00%..............................                 870           13,867,699.79               1.3

7.01% to 8.00%..............................               7,603          118,289,284.44              10.8

8.01% to 9.00%..............................               9,867          159,545,036.66              14.5

9.01% to 10.00%.............................               8,795          141,006,006.33              12.9

10.01% to 11.00%............................               6,240          101,886,410.59               9.3

11.01% to 12.00%............................               5,249           82,139,695.74               7.5

12.01% to 13.00%............................               4,196           60,621,649.17               5.5

13.01% to 14.00%............................               2,854           38,535,558.82               3.5

14.01% to 15.00%............................               2,411           30,832,252.57               2.8

15.01% to 16.00%............................               1,366           17,323,841.39               1.6

16.01% to 17.00%............................               1,118           13,579,340.03               1.2

17.01% to 18.00%............................               1,742           24,362,759.69               2.2

Greater than 18.00%.........................               1,746           19,555,710.28               1.8
                                                          ------       -----------------             -----
     Totals.................................              68,652       $1,097,269,604.07             100.0%
                                                          ======       =================             =====

---------
(1)  Percentages may not add to 100.0% because of rounding.



                          Premier Auto Trust 1998-2
              Geographic Distribution of the Receivables Pool(1)


State                                       Percent of        State                                  Percent of
-----                                       Aggregate         -----                                  Aggregate
                                            Principal                                                Principal
                                            Balance(2)                                               Balance(2)
                                            ----------                                               -----------

Alabama............................            1.3%           Montana.........................              0.1%
Alaska.............................            0.2            Nebraska........................               0.7
Arizona............................            1.2            Nevada..........................               0.4
Arkansas...........................            0.8            New Hampshire...................               1.6
California.........................            6.0            New Jersey......................               4.7
Colorado...........................            0.9            New Mexico......................               0.6
Connecticut........................            1.3            New York........................               7.0
Delaware...........................            0.5            North Carolina..................               3.1
District of Columbia...............            0.0            North Dakota....................               0.3
Florida............................            5.7            Ohio............................               1.5
Georgia............................            3.1            Oklahoma........................               1.1
Hawaii.............................            0.2            Oregon..........................               0.9
Idaho..............................            0.1            Pennsylvania....................               7.0
Illinois...........................            5.9            Rhode Island....................               0.4
Indiana............................            2.6            South Carolina..................               1.2
Iowa...............................            1.1            South Dakota....................               0.3
Kansas.............................            1.6            Tennessee.......................               1.3
Kentucky...........................            1.1            Texas...........................               7.4
Louisiana..........................            1.1            Utah............................               0.3
Maine..............................            0.6            Vermont.........................               0.3
Maryland...........................            4.8            Virginia........................               3.1
Massachusetts......................            3.0            Washington......................               1.2
Michigan...........................            4.1            West Virginia...................               0.6
Minnesota..........................            2.3            Wisconsin.......................               1.6
Mississippi........................            0.4            Wyoming.........................               0.1
Missouri...........................            3.5                                                         -----
                                                               Totals.......................               100.0%
                                                                                                           =====

---------
(1) Based on physical addresses of the dealers originating the receivables.
(2) Percentages may not add to 100.0% because of rounding.

Delinquencies, Repossessions and Net Losses

           Set forth below is certain information concerning the experience of CFC and its United States subsidiaries pertaining to retail new and used automobile and light duty truck receivables, including those previously sold which CFC continues to service. There can be no assurance that the delinquency, repossession and net loss experience on the Receivables will be comparable to that set forth below.



                          Delinquency Experience(1)
                            (Dollars in Millions)

                                                             At December 31,
                          ----------------------------------------------------------------------------------------
                                     1997                            1996                         1995
                          -----------------------------   --------------------------     ---------------------
                          Number of           Amount      Number of         Amount      Number of       Amount
                          Contracts                       Contracts                     Contracts
                         ----------         ----------    ----------       ----------   -----------   ----------
Portfolio.............      1,697,755          $21,879      1,679,880          $21,197   1,653,533        $20,913

Period of Delinquency
  31-60 Days..........         58,421          $   708         65,297          $   843      55,507        $   720
  61 Days or More.....          7,360              102          8,175              118       6,792            100
                         ------------   --------------   ------------   --------------  ----------   ------------
Total Delinquencies...         65,781          $   810         73,472          $   961      62,299        $   820

Total Delinquencies as
  a Percent of the
  Portfolio...........           3.87%            3.70%          4.37%            4.53%       3.77%          3.92%


                                                             At December 31,
                         -----------------------------------------------------------------------------------------
                                     1994                            1993                         1992
                         ----------------------------    ----------------------------   -------------------------
                          Number of         Amount        Number of         Amount      Number of       Amount
                          Contracts                       Contracts                     Contracts
                         -----------      -----------    -----------      -----------   -----------    ---------
Portfolio.............      1,444,736          $16,977      1,352,218          $14,116   1,344,799        $12,082

Period of Delinquency
  31-60 Days..........         25,888         $    293         16,350         $    153      15,964       $    134
  61 Days or More.....          2,085               27          1,383               15       1,376             13
                         ------------   --------------   ------------   --------------  ----------   ------------
Total Delinquencies...         27,973         $    320         17,733         $    168      17,340       $    147

Total Delinquencies as
  a Percent of the
  Portfolio...........           1.94%            1.88%          1.31%            1.19%       1.29%          1.22%

---------
(1) All amounts and percentages are based on the gross amount scheduled to be paid on each contract, including unearned finance and other charges. The information in the table includes an immaterial amount of retail installment sale contracts on vehicles other than automobiles and light duty trucks and includes previously sold contracts which CFC continues to service.



                    Credit Loss/Repossession Experience(1)
                            (Dollars in Millions)



                                                           Year Ended December 31,
                               -------------------------------------------------------------------------
                                    1997      1996        1995          1994        1993         1992
                                 --------  ---------   ----------    ----------   ---------   -----------
Average Amount Outstanding     $   21,485  $   21,062  $   19,486    $   15,517   $   12,882   $   11,818
  During the Period..........

Average Number of Contracts
  Outstanding During the
  Period.....................   1,688,525   1,671,405   1,572,963     1,396,497    1,341,084    1,382,898

Percent of Contracts Acquired
  During the Period with
  Recourse to the Dealer.....       10.91%       9.05%       14.8%         17.0%        16.2%       1 5.8%

Repossessions as a Percent of
  Average Number of Contracts
  Outstanding................        3.40%       3.82%       3.05%         2.36%        2.15%        2.31%

Net Losses as a Percent of
   Liquidations (2)(3).......        3.36%       3.17%       2.25%         1.38%        1.34%        1.71%

Net Losses as a Percent of
  Average Amount
  Outstanding(2).............        1.80%       1.68%       1.16%         0.73%        0.75%        0.97%

---------

(1) Except as indicated, all amounts and percentages are based on the gross amount scheduled to be paid on each contract, including unearned finance and other charges. The information in the table includes an immaterial amount of retail installment sales contracts on vehicles other than automobiles and light duty trucks and includes previously sold contracts that CFC continues to service.

(2) Net losses are equal to the aggregate of the balances of all contracts which are determined to be uncollectible in the period, less any recoveries on contracts charged off in the period or any prior periods, including any losses resulting from disposition expenses and any losses resulting from the failure to recover commissions to dealers with respect to contracts that are prepaid or charged off.

(3) Liquidations represent a reduction in the outstanding balances of the contracts as a result of monthly cash payments and charge-offs.

         During 1997, CFC experienced high credit losses on automotive retail receivables. CFC management attributes the credit losses to the combined effect of the credit mix of retail receivable originations and the increase in frequency of default and repossession necessitating an increase in the level of servicing and collection by CFC. While such credit loss experience may continue, actions have been taken to improve credit mix, collections and servicing of the retail receivable portfolio. However, no assurance can be given as to future results.

         The net loss figures above reflect the fact that the Seller had recourse to Dealers on a portion of its retail installment sale contracts. By aggregate principal balance, approximately 1.82% of the Receivables represent contracts with recourse to Dealers.

                                      10